Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
Note 13 – Income Taxes

A.	General

The Company is assessed for tax purposes on an unconsolidated basis. Each of the Company’s subsidiaries is subject to the tax rules prevailing in its country of incorporation.

B.	Corporate Taxation

Israeli subsidiary:

In January 2016, a legislation to amend the Israeli corporate income tax law was published. The legislation determined a decrease of the corporate income tax law as of January 1, 2016 to 25% (1.5% decrease). In December 2016, a legislation to amend the corporate income tax law was published. The legislation determined a decrease of the corporate income tax law as of January 1, 2017 to 24% and another decrease of the corporate income tax law as of January 1, 2018 to 23%.

Maltese subsidiary:

Taxable income of Maltese companies is subject to tax at the rate of 35% in 2016 and 2015 (“Regular Tax Rate”).

C.	Net Operating Loss Carry forward

As of December 31, 2016, the Company had approximately $36.0 million net-operating-loss carry forwards, consisting of approximately $12.0 million of Maltese net-operating-loss carry forwards and approximately 24.0 million Israeli net-operating-loss carry forward. As well, the Company had approximately $407 thousands capital loss carry forward from sale of marketable securities. The Maltese and the Israeli loss carry forwards have no expiration date.

D.	Deferred income taxes

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial-reporting purposes and the amounts used for income-tax purposes.

Significant components of the Company’s and its subsidiaries’ assets are as follows

	As of December 31,
	2016	2015
	(in thousands)
Deferred tax assets
Israeli subsidiary net-operating-loss carry forward	$6,003	$3,251
Maltese subsidiary net-operating-loss carry forward	4,609	4,608
Israeli subsidiary capital-loss carry forward	407	-
Other reserves and allowances	82	56
Total deferred-tax assets	10,111	7,915
Valuation allowance	(11,101)	(7,915)
Net deferred-tax assets	$–	$–

Deferred-tax assets for carry forward losses in Malta and Israel are calculated using the applicable tax rate at the time of expected realization of the carry forward losses. The Company has provided full valuation allowances in respect of deferred-tax assets. Management currently believes that it is more likely than not that those deferred taxes will not be realized in the foreseeable future.

E.	Tax assessments

The Israeli subsidiary has received final tax assessments through the year ended December 31, 2012.

F.	Effective tax expense

A reconciliation of the Company’s effective tax expense to the Company’s theoretical statutory tax benefit is as follows.

	Year ended December 31,
	2016	2015	2014
	(in thousands)
Loss before taxes on income, as reported in the consolidated statements of operations	$16,847	$10,622	$9,102

Statutory tax rate	25%	26.5%	26.5%

Theoretical tax benefit	4,212	2,815	2,412
Losses and other items for which a valuation allowance was provided or benefit from loss carry forwards	(4,212)	(2,815)	(2,412)
Tax withheld from upfront payment from Samil	105	-	-
Others	1	-	1

Actual tax expense	$106	$-	$1